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                                  THE GABELLI
                                 UTILITY TRUST

FIRST QUARTER REPORT
MARCH 31, 2003

                                 [LOGO OMITTED]
                                  THE GABELLI
                                 UTILITY TRUST

        Our cover icon represents the underpinnings of Gabelli.
        The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Utility Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Utility Trust will invest in companies in telecommunications services or infrastructure operations.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In our view, the major investment theme for electric, gas and water utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and water distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers, the relatively low stock prices of utility companies and the potential repeal by Congress of the 1935 Public Utility Holding Company Act, known as PUHCA, could accelerate the utility consolidation trend in the coming quarters.

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

[LOGO OMITTED]
THE GABELLI
UTILITY TRUST

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of The Gabelli Utility Trust (the "Trust") trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 547 closed-end funds that are publicly traded in the U.S., approximately 33% currently trade at premiums to NAV versus 26% five years ago and 60% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 3-year history, the range fluctuated from a 3% discount in November 2000 to a 55% premium in March 2003. Shortly after the inception of the Trust, the market price of the Trust exceeded the NAV and this premium has gradually increased since.

                        PREMIUM/DISCOUNT SINCE INCEPTION

           March 31, 2003
           --------------
      Net Asset Value      $5.77
      Market Price         $8.94
      Premium              54.94%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

7/9/99      0.1672
8/99        0.0816
9/99        0.1152
10/99       0.0582
11/99       0.0117
12/99       0.0007
1/00        0.0375
2/00        0.0289
3/00       -0.0127
4/00        0.0417
5/00       -0.0016
6/00        0.0403
7/00        0.0016
8/00        0.0081
9/00        0.0064
10/00      -0.0220
11/00       0.0003
12/00       0.0658
1/01        0.0532
2/01        0.1445
3/01        0.0728
4/01        0.1646
5/01        0.1409
6/01        0.1223
7/01        0.1229
8/01        0.1643
9/01        0.1572
10/01       0.2455
11/01       0.2414
12/01       0.2746
1/02        0.3454
2/02        0.3704
3/02        0.3101
4/02        0.3225
5/02        0.1723
6/02        0.2561
7/02        0.3297
8/02        0.4065
9/02        0.4262
10/02       0.3246
11/02       0.4400
12/02       0.3907
1/03        0.4670
2/03        0.5500
3/03        0.5500

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has considered various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and the potential use of leverage.

      The Trust's long-term investment goal is growth of capital and income. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual NAV returns of 2.69% since inception, and the market price has generated a 12.30% annualized return to investors over the same period. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable. Also, direct registered shareholders who participate in the Trust's dividend reinvestment program should note that although the reinvestment price is offered at a discount to the market price when the Trust sells at a premium, they may be paying more than the current NAV.

COMPARATIVE RESULTS
------------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                            -------------------------------------------------
                                                                  SINCE
                                                   QUARTER    INCEPTION (B)     3 YEAR       1 YEAR
                                                   -------    -------------     ------       ------
  Gabelli Utility Trust NAV Return (c) ............(5.18)%        2.69%           1.28%      (14.31)%
  Gabelli Utility Trust Investment Return (d) ..... 4.77%        12.30%          16.14%       (1.27)%

  S&P 500 Utility Index ...........................(3.13)%      (10.42)%        (11.64)%     (34.41)%
  Lipper Utility Fund Average .....................(4.12)%       (9.76)%        (15.78)%     (25.25)%

 (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year is not annualized.
 (b) From commencement of investment operations on July 9, 1999.
 (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at net asset value on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
 (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.
--------------------------------------------------------------------------------

COMMENTARY

      Utility stocks came under selling pressure in the first quarter of 2003, but this was not due to any fundamental factors unique to the group. Instead, the group's performance was affected by the anxieties that plagued the overall stock market during the approach to the war in Iraq. Investors seemed to be waiting and watching the global news and were not thinking about buying stocks.

      In addition, one of the other issues that is still overhanging the stock market is concern about the continued weakness in the U.S. economy. The recovery from the recession is occurring at a very slow pace. Therefore, it is likely that overall corporate earnings growth in 2003 might be disappointingly slow for investors in some cyclical and technology sectors. However, this is exactly the type of environment that could encourage more investors to buy stocks in the utilities sector that have steady and predictable earnings growth and attractive dividend yields. Furthermore, the typical 3% to 5% earnings per share ("EPS") growth rate for utility stocks might turn out to be quite competitive in 2003 with the EPS growth that is achieved in many sectors that trade at much higher price/earnings ("P/E") ratios than the utility group.

      An important fundamental turning point has been reached in the utility sector that bodes well for the future. The back-to-basics trend that started to gain momentum in early 2002 has now become the strategic theme for most of the industry. This means that utility companies are giving up on their non-utility investments -- by divesting them or closing them down -- and are concentrating on improving the returns on their core, regulated businesses. The final result is that these companies should have much lower business risk.

      However, the trite athletic expression "no pain, no gain" also has meaning for some of these companies. In order to clean up their balance sheets and exit from risky businesses like merchant energy, some companies had to endure large write-offs and dividend cuts. Many of them also had to sell large amounts of dilutive new common equity in order to rebuild their balance sheets. In the long run, these actions should make them financially stronger, lower risk companies, but in the short run, write-offs and large equity offerings tend to depress a stock's price. In several instances over the past few months, the Trust took advantage of these buying opportunities to acquire shares of a turnaround utility at a depressed stock price.

      Interest rates in the U.S. are at their lowest levels in 40 years. While bond yields are incredibly low today, yields on utility stocks have not dropped. The result is that the yield differential in favor of utility stocks versus bonds has widened. In other words, utility stocks look very cheap versus bonds. The utility stocks also look cheap relative to the S&P 500 Index on the basis of historic P/E ratios.

      Low interest rates provide another fundamental benefit to utilities. Many of the companies have refinanced massive amounts of debt, reaping significant savings in interest costs.

      President Bush has proposed a number of tax reductions in an effort to stimulate the U.S. economy. The proposal to eliminate the double-taxation of corporate dividends would essentially make dividend payments tax-free to the common stock investor. Stocks of companies that typically pay high dividends, such as utilities, should benefit the most if Congress approves this proposal.

      Another major fundamental positive for the utility sector would be the passage of energy legislation by Congress. A new energy bill is once again being debated in Congress. We believe that the bill will get passed this year because Congress spent much of 2002 debating a similar energy bill that never made it to a final vote. Therefore, the key provisions and areas that require compromise are already well known by the legislators, and furthermore, the same party remains in control of both houses of Congress. In the new energy bill, there is a provision to repeal PUHCA, which has been a major deterrent to mergers and acquisitions in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. Now that Congress has had two years to debate an energy bill, we think the likelihood of passage is greater in 2003.

      Speaking of M&A, we expect to see a resurgence of consolidation activity in the utility sector in the near future. After a flurry of mergers and takeovers in the mid to late-1990s, the turmoil of deregulation caused many potential acquirers to step back and wait. We believe the potential buyers are getting ready to jump back in because the valuations of the utility stocks came down, but the fundamental problems have been addressed by many companies. The result is some healthier companies still have cheap valuations, making them ripe for takeovers. We believe that the next acquirers of a U.S. utility will be either a large foreign utility or a private equity group from the U.S.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to be bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings in our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $41.70 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $17.80 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $38.47 -
NYSE), Energy East, KeySpan (KSE - $32.25 - NYSE), National Grid (NGG - $30.75 -
NYSE) or Public Service Enterprise Group (PEG - $36.69 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. where it has already bought three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

DQE INC. (DQE - $12.19 - NYSE) is a consolidation play whose stock price fell sharply in mid 2002 when the company came to market with a very large equity offering. The Trust took advantage of the falling stock price and added significantly to its position in DQE. The Trust made additional purchases of DQE stock in the fourth quarter of 2002 and again in early 2003. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

DUKE ENERGY CORP. (DUK - $14.54 - NYSE) is a fallen angel. A few times over the past year and a half, Duke Energy's earnings expectations have been revised lower and as a result the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter of 2002 that put additional pressure on the share price. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows. Duke plans to sell non-core assets in 2003 to reduce its debt load and already has announced a number of deals that should bring in more than $1 billion of cash proceeds during 2003.

GREAT PLAINS ENERGY INC. (GXP - $23.87 - NYSE) is an excellent value for dividend yield. GXP has one of the highest safe dividends in the sector. The company completed a major issuance of common equity in the fourth quarter of 2002 that strengthened its balance sheet. GXP is the holding company that owns Kansas City Power & Light, an electric utility that operates in two states that have avoided deregulation entirely. In addition, GXP owns one of the few successful and profitable retail electricity marketing companies in the U.S. The relatively small size of GXP's utility operation (less than one million customers) makes it a potential takeover target.

NICOR INC. (GAS - $27.32 - NYSE) is a natural gas utility that serves the area around the city of Chicago and surrounding counties. The company has relatively strong fundamentals and a solid track record of good financial performance. Nevertheless, the share price fell sharply during the third quarter of 2002 when state regulators announced a review of the business at a small subsidiary of the company and this over-reaction by the stock market made the stock very cheap. Nicor has one of the highest yields among the regulated natural gas distribution stocks.

NSTAR (NST - $40.02 - NYSE) is a consolidation play in the New England region. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, who recently completed a takeover of Niagara Mohawk, and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

WESTAR ENERGY INC. (WR - $12.12 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past 12 months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $22.49 - NYSE) and also due to disappointing rate orders from regulators in Kansas. During the fourth quarter of 2002, Westar's top two officers resigned and the company hired a new CEO and a new COO. Both of these individuals are experienced utility executives who we think can turn the company around and will be able to improve Westar's relationship with state regulators. The new management team has announced a major financial restructuring plan that involves divesting WR's entire 45% ownership stake in ONEOK, selling off its ownership in Protection One (POI - $1.59 - NYSE), the nation's second largest monitored security company, and reducing the holding company's total debt from $3.4 billion to $1.5 billion by the end of 2004.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                 JUNE              JULY
                        ---                 ----              ----
      1st Tuesday       Howard Ward         Howard Ward       Howard Ward
      1st Wednesday     Henry Van der Eb    Susan Byrne       Caesar Bryan
      2nd Wednesday     Caesar Bryan        Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly     Ivan Arteaga      Hartswell Woodson
      4th Wednesday     Barbara Marcin      Barbara Marcin    Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.
                               Sincerely,

                               /S/ MARIO J. GABELLI

                               MARIO J. GABELLI, CFA
                               Portfolio Manager and Chief Investment Officer
May 5, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------
               COMMON STOCKS -- 80.4%
               AGRICULTURE -- 0.0%
      20,000   Cadiz Inc.+ ....................$      2,100
                                               ------------
               COMMUNICATIONS EQUIPMENT -- 0.2%
      70,000   Furukawa Electric Co. Ltd. .....     145,809
                                               ------------
               ENERGY AND UTILITIES: ELECTRIC -- 19.9%
     165,000   AES Corp.+ .....................     597,300
      20,000   Calpine Corp.+ .................      66,000
      55,000   Cinergy Corp. ..................   1,850,750
      20,000   Cleco Corp. ....................     251,000
      80,000   DPL Inc. .......................     996,800
      16,000   DTE Energy Co. .................     618,400
      77,000   Edison International+ ..........   1,054,130
     160,000   El Paso Electric Co.+ ..........   1,728,000
      22,000   FPL Group Inc. .................   1,296,460
      44,000   Great Plains Energy Inc. .......   1,050,280
      51,000   Maine Public Service Co. .......   1,420,350
     170,000   Northeast Utilities ............   2,366,400
      58,000   SCANA Corp. ....................   1,735,360
     120,000   TECO Energy Inc. ...............   1,275,600
      23,000   UIL Holdings Corp. .............     798,100
      20,000   Unisource Energy Corp. .........     346,000
                                               ------------
                                                 17,450,930
                                               ------------
               ENERGY AND UTILITIES: INTEGRATED -- 31.9%
     165,000   Allegheny Energy Inc. ..........   1,024,650
      13,000   Allete Inc. ....................     269,880
      75,000   Alliant Energy Corp. ...........   1,205,250
     120,000   Aquila Inc. ....................     249,600
      48,000   CH Energy Group Inc. ...........   2,001,600
     177,000   CMS Energy Corp. ...............     780,570
      75,000   Constellation Energy
                Group Inc. ....................   2,079,750
       6,000   Dominion Resources Inc. ........     332,220
     180,000   DQE Inc. .......................   2,194,200
     150,000   Duke Energy Corp. ..............   2,181,000
     110,000   El Paso Corp. ..................     665,500
      13,000   Empire District Electric Co. ...     228,800
       8,000   Entergy Corp. ..................     385,200
       8,979   FirstEnergy Corp. ..............     282,838
      83,666   Florida Public Utilities Co. ...   1,228,217
       1,000   Green Mountain Power Corp. .....      20,210
      30,000   MGE Energy Inc. ................     794,400
     130,000   Mirant Corp.+ ..................     208,000
       5,000   NiSource Inc. ..................      91,000
      45,000   NiSource Inc.+ .................      94,950
      56,900   NSTAR ..........................   2,277,138
       3,500   Otter Tail Corp. ...............      90,650
      48,000   PG&E Corp.+ ....................     645,600
      10,000   PNM Resources Inc. .............     224,900
      38,000   Progress Energy Inc. ...........   1,487,700
      40,000   Progress Energy Inc., CVO+ .....       5,200
      10,000   Puget Energy Inc. ..............     213,100

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------
      30,000   Sierra Pacific Resources .......$     95,400
      30,000   TXU Corp. ......................     535,500
      10,000   Unitil Corp. ...................     250,000
      10,000   Vectren Corp. ..................     215,100
     225,000   Westar Energy Inc. .............   2,727,000
      10,000   Wisconsin Energy Corp. .........     254,000
       7,000   WPS Resources Corp. ............     280,000
     185,000   Xcel Energy Inc. ...............   2,369,850
                                               ------------
                                                 27,988,973
                                               ------------
               ENERGY AND UTILITIES: NATURAL GAS -- 14.3%
      35,000   AGL Resources Inc. .............     827,050
       3,000   Atmos Energy Corp. .............      63,780
      13,800   Cascade Natural Gas Corp. ......     267,720
       2,000   Chesapeake Utilities Corp. .....      37,600
      33,000   Delta Natural Gas Co. Inc. .....     723,690
      40,000   Dynegy Inc., Cl. A .............     104,400
       1,000   EnergySouth Inc. ...............      26,450
      38,000   National Fuel Gas Co. ..........     831,060
      90,000   Nicor Inc. .....................   2,458,800
      15,000   NUI Corp. ......................     219,000
      65,000   ONEOK Inc. .....................   1,192,100
      19,000   Peoples Energy Corp. ...........     679,630
      23,000   Piedmont Natural Gas Co. Inc. ..     819,950
       3,000   RGC Resources Inc. .............      58,470
     120,000   SEMCO Energy Inc. ..............     422,400
     100,566   Southern Union Co.+ ............   1,221,877
     130,000   Southwest Gas Corp. ............   2,645,500
                                               ------------
                                                 12,599,477
                                               ------------
               ENERGY AND UTILITIES: WATER -- 5.5%
      12,000   American States Water Co. ......     286,800
      11,000   Artesian Resources
                Corp., Cl. A ..................     331,100
      20,500   BIW Ltd. .......................     378,840
      20,520   California Water Service Group .     528,390
       7,500   Connecticut Water Service Inc. .     199,125
      44,000   Middlesex Water Co. ............     972,840
      15,566   Pennichuck Corp. ...............     343,697
      15,000   Philadelphia Suburban Corp. ....     329,250
      18,000   SJW Corp. ......................   1,377,000
       5,513   Southwest Water Co. ............      68,906
                                               ------------
                                                  4,815,948
                                               ------------
               ENVIRONMENTAL SERVICES -- 0.0%
      18,000   Catalytica Energy
                Systems Inc.+ .................      45,900
                                               ------------
               METALS AND MINING -- 0.6%
       6,168   Fording Canadian Coal Trust
                 (New York) ...................     119,968
      19,532   Fording Canadian Coal Trust
                 (Toronto) ....................     379,767
                                               ------------
                                                    499,735
                                               ------------

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

               COMMON STOCKS (CONTINUED)
               SATELLITE -- 0.6%
      50,000   General Motors Corp., Cl. H+ ...$    560,000
                                               ------------
               TELECOMMUNICATIONS -- 6.5%
      50,000   BellSouth Corp. ................   1,083,500
     155,000   Broadwing Inc.+ ................     620,000
      30,000   BT Group plc, ADR ..............     763,200
      30,000   CenturyTel Inc. ................     828,000
      18,000   Citizens Communications Co.+ ...     179,640
       4,000   Commonwealth Telephone
                 Enterprises Inc.+ ............     155,280
      14,388   D&E Communications Inc. ........     167,045
      10,000   Deutsche Telekom AG, ADR .......     110,200
       4,000   France Telecom SA, ADR .........      91,240
      50,000   Touch America Holdings Inc.+ ...       4,500
      49,000   Verizon Communications Inc. ....   1,732,150
       1,045   WilTel Communications Inc.+ ....      13,167
                                               ------------
                                                  5,747,922
                                               ------------
               WIRELESS COMMUNICATIONS -- 0.9%
      40,000   mm02 plc, ADR+ .................     281,200
      38,000   Nextel Communications
                Inc., Cl. A+ ..................     508,820
                                               ------------
                                                    790,020
                                               ------------
               TOTAL COMMON STOCKS ............  70,646,814
                                               ------------
               PREFERRED STOCKS -- 1.0%
               TELECOMMUNICATIONS -- 1.0%
      18,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ..............     864,000
                                               ------------
     PRINCIPAL
      AMOUNT
     ---------
               CORPORATE BONDS -- 0.8%
               ENERGY AND UTILITIES: INTEGRATED -- 0.8%
  $1,100,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 .............     701,250
                                               ------------

     PRINCIPAL                                     MARKET
      AMOUNT                                        VALUE
     ---------                                     ------
               U.S. GOVERNMENT OBLIGATIONS -- 9.1%
  $8,000,000   U.S. Treasury Bills,
                 1.130%++, 04/24/03 ...........$  7,994,225
                                               ------------
               REPURCHASE AGREEMENT -- 8.9%
   7,821,000   Agreement with State Street Bank and
                 Trust Co., 1.260%, dated 03/31/03,
                 due 04/01/03, proceeds at maturity,
                 $7,821,274 (a) ...............   7,821,000
                                               ------------
   TOTAL INVESTMENTS -- 100.2%
     (Cost $101,959,125) ......................  88,027,289

   OTHER LIABILITIES IN
     EXCESS OF ASSETS -- (0.2)%                    (182,543)
                                               ------------
   NET ASSETS -- 100.0%
     (15,232,926 shares outstanding) ..........$ 87,844,746
                                               ============
   NET ASSET VALUE
     (87,844,746 / 15,232,926
     shares outstanding) ......................       $5.77
                                                      =====

---------------
            For Federal tax purposes:
            Aggregate cost ....................$101,959,125
                                               ============
            Gross unrealized appreciation .....$  2,967,773
            Gross unrealized depreciation ..... (16,899,609)
                                               ------------
            Net unrealized depreciation .......$(13,931,836)
                                               ============
---------------
   (a) Collateralized by U.S. Treasury Note, 1.75%, due 12/31/04, market value $7,895,000.
    +   Non-income producing security.
   ++   Represents annualized yield at date of purchase.
  ADR - American Depository Receipt.
  CVO - Contingent Value Obligation.

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

    CH Energy Group Inc.                             Great Plains Energy Inc.
    Cinergy Corp.                                    Nicor Inc.
    DPL Inc.                                         NSTAR
    DQE Inc.                                         ONEOK Inc.
    Duke Energy Corp.                                Westar Energy Inc.
--------------------------------------------------------------------------------

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

  It is the Policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

  Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at 1 (800) 336-6983.

  SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

  If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

  The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

  The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

  The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

  The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

  Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

  For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR & CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
   FORMER SENIOR VICE PRESIDENT &
   CHIEF FINANCIAL OFFICER,
   KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

John D. Gabelli
   SENIOR VICE PRESIDENT,
   GABELLI & COMPANY, INC.

Robert J. Morrissey
   ATTORNEY-AT-LAW,
   MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.



OFFICERS

Bruce N. Alpert
   PRESIDENT

Gus Coutsouros
   VICE PRESIDENT & TREASURER

David I. Schachter
   VICE PRESIDENT & OMBUDSMAN

James E. McKee
   SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                              COMMON
                                              ------
NYSE-Symbol:                                    GUT
Shares Outstanding:                         15,232,926

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2003

                                                                     GBFUF 03/03